UNITED STATES
                    SECURITIES AND EXCHANGE COMMISSION
                           Washington, D.C. 20549


                                FORM 8-K

                              CURRENT REPORT
    Pursuant to Section 13 OR 15(d) of The Securities Exchange Act Of 1934


Date of Report (Date of earliest event reported): February 13, 2008


                           THE INTERGROUP CORPORATION
                ---------------------------------------------------
               (Exact name of registrant as specified in its charter)


        Delaware                      1-10324              13-3293645
----------------------------        ------------       -------------------
(State or other jurisdiction        (Commission         (IRS Employer
 of incorporation)                  File Number)       Identification No.)


         820 Moraga Drive, Los Angeles, CA                90049
       ---------------------------------------           --------
       (Address of principal executive offices)         (Zip Code)


Registrant's telephone number, including area code: (310) 889-2500


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 4.02(a) Non-Reliance on Previously Issued Financial Statements or a
             Related Audit Report or Completed Interim Review

On February 13, 2008, the Audit Committee of the Board of Directors of The InterGroup Corporation (the "Company") concluded, after consultation with management of the Company, and a review of the pertinent facts, that the previously issued financial statements contained in the Company's Quarterly Reports on Form 10-QSB for the periods ended September 30, 2006, December 31, 2006 and March 31, 2007 should not be relied upon due to an error in those financial statements related to the accounting for tax effects on the minority interest of a consolidated limited partnership entity, Justice Investors. Since the Company's Quarterly Report on Form 10-QSB for the period ended September 30, 2007 also contains comparative financial information related to the period ended September 30, 2006, the Audit Committee also concluded that the financial information contained in that report should also not be relied upon. For the Company's fiscal year ended June 30, 2007, a detailed review of the Company's tax provisions was performed and any differences related to the accounting for minority interest were reconciled and properly reported. As a result, there will be no changes in the Company's audited financial statements included in its Annual Report on Form 10-KSB for the fiscal year ended June 30, 2007 and that Annual Report will not be amended.

During the course of the preparation and review of the Company's Quarterly Report on Form 10-QSB for the period ended December 31, 2007, the Company detected an error in the calculation and presentation of tax effects on the minority interest related to Justice Investors in the comparative three and six month periods ended December 31, 2006 as presented in the Company's previously issued Quarterly Report on Form 10-QSB for the period ended December 31, 2006. Specifically, the minority interest line item in the Statement of Operations was mistakenly recorded and presented as "net of tax" instead of pre-tax. The errors resulted in an overstatement of the tax benefit related to the minority interest for the three and six months ended December 31, 2006. After further review, the Company determined that similar errors occurred in the quarterly periods ended September 30, 2006 and March 31, 2007. The errors do not affect the Company's reported revenues, expenses, net income (loss) before income taxes or cash flows, and do not impact the Company's operations.

The tables below present the expected changes to the Condensed Consolidated Statement of Operations and the changes to the Condensed Consolidated Balance Sheet for each of the periods for which financial information will be restated.


September 30, 2006:
------------------

For the three months ended September 30, 2006       As Reported      As Restated
                                                    -----------      -----------
Income tax benefit                                  $ 1,098,000      $   951,000
Minority interest - Justice Investors, pre-tax      $         -      $   373,000
Minority interest, net of tax                       $   643,000      $   342,000
Net loss                                            $(1,045,000)     $(1,120,000)
Basic loss per share                                $     (0.44)     $     (0.48)
Diluted loss per share                              $     (0.44)     $     (0.48)


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

Balance Sheet Line Items as of September 30, 2006   As Reported      As Restated
                                                    ------------     ------------
Prepaid expenses and other assets                   $ 13,234,000     $ 13,132,000
Minority interest                                   $  2,729,000     $  2,702,000
Retained earnings                                   $  8,305,000     $  8,230,000


December 31, 2007:
-----------------

For the three months ended December 31, 2006        As Reported      As Restated
                                                    -----------      -----------
Income tax benefit                                  $   658,000      $   460,000
Minority interest - Justice Investors, pre-tax      $         -      $   462,000
Minority interest, net of tax                       $   270,000      $   (96,000)
Net loss                                            $  (607,000)     $  (709,000)
Basic loss per share                                $     (0.26)     $     (0.30)
Diluted loss per share                              $     (0.26)     $     (0.30)

For the six months ended December 31, 2006          As Reported      As Restated
                                                    -----------      -----------
Income tax benefit                                  $ 1,756,000      $ 1,411,000
Minority interest - Justice Investors, pre-tax      $         -      $   835,000
Minority interest, net of tax                       $   913,000      $   246,000
Net loss                                            $(1,652,000)     $(1,829,000)
Basic loss per share                                $    (0.70)      $     (0.78)
Diluted loss per share                              $    (0.70)      $     (0.78)

Balance Sheet Line Items as of December 31, 2006    As Reported      As Restated
                                                    ------------     ------------
Prepaid expenses and other assets                   $ 13,607,000     $ 13,370,000
Minority interest                                   $  2,419,000     $  2,358,000
Retained earnings                                   $  7,698,000     $  7,521,000


March 31, 2007:
--------------

For the three months ended March 31, 2007           As Reported      As Restated
                                                    -----------      -----------
Income tax benefit                                  $  625,000       $   261,000
Minority interest - Justice Investors, pre-tax      $        -       $   879,000
Minority interest, net of tax                       $  781,000       $    80,000
Net loss                                            $  (79,000)      $  (265,000)
Basic loss per share                                $    (0.03)      $     (0.11)


For the nine months ended March 31, 2007            As Reported      As Restated
                                                    -----------      -----------
Income tax benefit                                  $ 2,380,000      $ 1,672,000
Minority interest - Justice Investors, pre-tax      $         -      $ 1,714,000
Minority interest, net of tax                       $ 1,694,000      $   326,000
Net loss                                            $(1,731,000)     $(2,093,000)
Basic loss per share                                $     (0.74)     $     (0.89)

Balance Sheet Line Items as of March 31, 2007       As Reported      As Restated
                                                    -----------      -----------
Prepaid and other assets                            $14,379,000      $13,671,000
Minority interest of Justice Investors              $         -      $ 4,558,000
Minority interest                                   $(1,124,000)     $(5,336,000)
Retained earnings                                   $ 7,619,000      $ 7,257,000


The Company will restate its unaudited financial information for the three and six month periods ended December 31, 2006 in its Quarterly Report on Form 10-QSB for the period ended December 31, 2007, which will be filed on February 19, 2008. The Company will also file amended Quarterly Reports on Form 10-QSB/A for the periods ended March 31, 2007 and September 30, 2007 to restate previously issued unaudited financial information for the three and nine months ended March 31, 2007 and for the comparative three months ended September 30, 2006 The Company expects to file those amended reports as soon as practicable.

In addition to the financial statement impact of these restatements, management acknowledges the implication of such errors on the effectiveness of the Company's internal control over financial reporting. The Company is currently evaluating those matters and will report the results of its evaluation in its Quarterly Report on Form 10-QSB for the period ended December 31, 2007 and in its amended Quarterly Reports on Form 10-QSB/A for the periods ended March 31, 2007 and September 30, 2007.

The Audit Committee of the Board of Directors and Company management have discussed with the Company's independent registered public accounting firm, Burr, Pilger & Mayer, LLP, the matters disclosed in this filing pursuant to this Item 4.02(a).


                               SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            THE INTERGROUP CORPORATION


Dated: February 19, 2008                 By  /s/ David T. Nguyen
                                             -----------------------------
                                             David T. Nguyen, Treasurer and
                                             Controller (Principal
                                             Accounting Officer)

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